Exhibit 10.4
NUMEREX CORP. AND CERTAIN OF ITS SUBSIDIARIES
MASTER SECURITY AGREEMENT (this “Agreement”)

To:	Laurus Master Fund, Ltd.
c/o M&C Corporate Services Limited
P.O. Box 309 GT
Ugland House
South Church Street
George Town
Grand Cayman, Cayman Islands
Dated as of December 29, 2006
Gentlemen:
     1. To secure the payment of all Obligations (as hereafter defined), Numerex Corp., a Pennsylvania corporation (the “Company”), and each of the other undersigned parties other than Laurus Master Fund, Ltd. and each other entity that is required to enter into this Master Security Agreement (each, an “Assignor” and, collectively, the “Assignors”, “we” and/or “us”) hereby assigns and grants to Laurus Master Fund, Ltd. (“Laurus” and/or “you”) a continuing security interest in all of the following property now owned or at any time hereafter acquired by such Assignor, or in which such Assignor now has or at any time in the future may acquire any right, title or interest (the “Collateral”): all cash, cash equivalents, accounts, accounts receivable, deposit accounts, inventory, equipment, goods, fixtures, documents, instruments (including, without limitation, promissory notes), contract rights, commercial tort claims set forth on Schedule A to this Agreement, general intangibles (including, without limitation, payment intangibles), chattel paper, supporting obligations, investment property (including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by any Assignor), letter-of-credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which such Assignor now has or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefore. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings provided such terms in the Securities Purchase Agreement referred to below. All items of Collateral which are defined in the UCC shall have the meanings set forth in the UCC. For purposes hereof, the term “UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Laurus’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

     2. The term “Obligations” as used herein shall mean and include any and all debts, liabilities and obligations owing by each Assignor to Laurus arising under, out of, or in connection with: (i) that certain Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (the “Securities Purchase Agreement”) and (ii) the Related Agreements referred to in the Securities Purchase Agreement (the Securities Purchase Agreement and each Related Agreement, as each may be amended, modified, restated or supplemented from time to time, collectively, the “Documents”), and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guaranty, instrument or otherwise, including, without limitation, obligations and liabilities of each Assignor for post-petition interest, fees, costs and charges that accrue after the commencement of any case by or against such Assignor under any bankruptcy, insolvency, reorganization or like proceeding (collectively, the “Debtor Relief Laws”) in each case, irrespective of the genuineness, validity, regularity or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefore or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against any Assignor under any Debtor Relief Law.
     3. We hereby represent, warrant and covenant to you that: (a) each of us is a legal entity validly existing, in good standing and formed under the laws of the jurisdictions set forth below our names on the signature pages hereto with an organization identification number set forth below our names on the signature pages hereto and we will provide you thirty (30) days’ prior written notice of any change in our state of formation; (b) our legal names are as set forth on the signature pages hereto and are identical to that which is set forth in our certificates or articles of incorporation or other constitutive documents, as amended through the date hereof and we will provide you thirty (30) days’ prior written notice of any change in any of our legal names; (c) we are the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (d) we will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature (“Encumbrances”), except (i) to the extent said Encumbrance does not secure indebtedness in excess of $150,000 on a combined basis for each of us at any one time and such Encumbrance is removed or otherwise released within 10 business days of the creation thereof or (ii) for those Encumbrances arising from the Documents; (e) we will at our own cost and expense use commercially reasonable efforts to keep the Collateral in good state of repair (ordinary wear and tear excepted) and will use commercially reasonable efforts not to waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in our business; (f) we will not without your prior written consent, sell, exchange, lease or otherwise dispose of the Collateral or any of our rights therein, whether by sale, lease or otherwise, except for (I) the sale of inventory in the ordinary course of business and (II) the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment having an aggregate fair market value of not more than $37,500 and only to the extent that (i) the proceeds of any such equipment disposition are used to acquire replacement equipment which is subject to your first priority security interest or are used to repay Obligations or to pay general corporate expenses, (ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to you to be held as cash collateral for the Obligations, or (iii) the grant of nonexclusive licenses by the Company of any intellectual property right that is deemed to be an item of Collateral, including trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property rights, to customers, suppliers or contract manufactures in the ordinary course of the Company’s business; (g) we will name you as an additional insured and lender’s loss payee under all of our policies of insurance which shall insure, without limitation, the Collateral against such losses, damages and hazards as you shall reasonably require and in amounts and under policies issued by insurers reasonably acceptable to you. If we fail to do so, you may procure such insurance and the cost thereof shall constitute Obligations; (h) we will at all reasonable times and upon reasonable advance notice (except that such notice shall not be required in the event you reasonably believe such access is necessary to preserve or protect the Collateral and/or during the continuance of an Event of Default) allow you or your representatives free access to and the right of inspection of the Collateral provided that you do not unreasonably interfere with our normal business operations; (i) we hereby indemnify and save you harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys’ fees, that you may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement or in the prosecution or defense of any action or proceeding either against you or us concerning any matter growing out of or in connection with this Agreement, and/or any of the Obligations and/or any of the Collateral, except to the extent caused by your own gross negligence or willful misconduct; (j) with respect to all accounts arising out of contracts between us and the United States of America, or any state, or any department, agency or instrumentality of any of them (each, a “Government Contract”), we will, upon your request, comply with any governmental notice or approval requirements, including, without limitation, compliance with the Federal Assignment of Claims Act, (k) each account shall conform to the following criteria: (i) shipment of the merchandise or rendition of services has been completed, (ii) merchandise or services shall not have been rejected or disputed by the account debtor and there shall not have been asserted any offset, defense or counterclaim (other than any such rejections, disputes, offsets, defenses or counterclaims which are asserted in the ordinary course of business), and (iii) each such account shall be a good and valid account representing an undisputed bona fide indebtedness (other than in connection with any such dispute arising in the ordinary course of business) incurred by the account debtor liable therefor, for a fixed sum as set forth in the invoice relating thereto with respect to an unconditional sale and delivery upon the stated terms of goods sold by us, or work, labor and/or services rendered by us, as applicable, (l) all commercial tort claims (as defined in the Uniform Commercial Code as in effect in the State of New York) held by any Assignor are set forth on Schedule A to this Agreement, and (m) each Assignor hereby agrees that it shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Laurus of any commercial tort claim acquired by it and unless otherwise consented to in writing by Laurus, it shall enter into a supplement to this Agreement granting to Laurus a security interest in such commercial tort claim, securing the Obligations.

     We hereby further covenant that each Assignor will (x) irrevocably direct all of its then present Account Debtors (as defined below) and other persons or entities obligated to make payments constituting Collateral to make such payments directly to the lockboxes maintained by such Assignor (the “Lockboxes”) with SunTrust Bank or such other financial institution accepted by Laurus in writing as may be selected by the Company (the “Lockbox Bank”) (each such direction pursuant to this clause (x), a “Direction Notice”) and (y) provide Laurus with copies of each Direction Notice, each of which shall be agreed to and acknowledged by the respective Account Debtor, and (ii) thereafter send a Direction Notice to each subsequent Account Debtor or other person or entity who or which is obligated to make payments constituting Collateral, and provide Laurus with copies of each such Direction Notice, each of which shall be agreed to and acknowledged by such future Account Debtor. The Lockbox Bank shall agree to deposit the proceeds of such payments immediately upon receipt thereof in that certain deposit account maintained at the Lockbox Bank, or such other deposit account accepted by Laurus in writing (the “Lockbox Deposit Account”). On or prior to thirty (30) days following the Closing Date, each Assignor shall and shall cause the Lockbox Bank to enter into documentation reasonably acceptable to Laurus pursuant to which the Lockbox Bank agrees to, following not less than five (5) nor more than ten (10) days notification by Laurus to the Lockbox Bank and each Assignor (which notification shall contain a sworn statement signed by a principal officer of Laurus, stating that an Event of Default has occurred under Section 4.1, Section 4.4 or Section 4.6 of the Note, and that because of such Event of Default, the Note has been accelerated), to comply only with the instructions or other directions of Laurus concerning the Lockbox and the Lockbox Deposit Account. Laurus shall only have the right to give such notification, and such notification shall only be effective, if an Event of Default has occurred under Section 4.1, Section 4.4 or Section 4.6 of the Note. All of each Assignor’s invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account (as hereinafter defined) of any such Assignor or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox or such other address as Laurus may direct in writing. If, notwithstanding the instructions to Account Debtors, any Assignor receives any payments at any time during any period in which an Event of Default exists under Section 4.1, Section 4.4 or Section 4.6 of the Note, such Assignor shall immediately remit such payments to the Lockbox Deposit Account in their original form with all necessary endorsements. Until so remitted, the Assignors shall hold all such payments received by it during any period in which an Event of Default exists under Section 4.1, Section 4.4 or Section 4.6 of the Note in trust for and as the property of Laurus and shall not commingle such payments with any of its other funds or property. For the purpose of this Master Security Agreement, (1) “Accounts” shall mean all “accounts”, as such term is defined in the UCC as in effect in the State of New York on the date hereof, now owned or hereafter acquired by any Assignor and (2) “Account Debtor” shall mean any person or entity who is or may be obligated with respect to, or on account of, an Account.

     4. Following the occurrence and during the continuance of an Event of Default, you shall have the right to instruct all of our account debtors to remit payments on all accounts in accordance with your express written instructions. If, despite such instructions, we shall receive any payments with respect to accounts, we shall receive such payments in trust for your benefit, shall segregate such payments from our other funds and shall deliver or cause to be delivered to you, in the same form as so received with all necessary endorsements, all such payments as soon as practicable, but in no event later than five (5) business days after our receipt thereof. Following the occurrence and during the continuation of an Event of Default, you shall have full power and authority to collect each account, through legal action or otherwise, and may settle, compromise, or assign (in whole or in part) the claim for any account, or otherwise exercise any other right now existing or hereafter arising with respect to any account if such action is commercially reasonable and will expedite collection.
     5. We shall be in default under this Agreement upon the happening of any of the following events or conditions, each such event or condition being an “Event of Default” (a) the occurrence of any Event of Default under and as defined in any Document which is not cured within any applicable notice, cure, grace or similar period; (b) any warranty, representation or statement made or furnished to you by any of us or on our behalf was false in any material respect when made or furnished; (c) any of us shall breach in any material respect any provision of this Agreement, as the same may be amended, modified and supplemented from time to time, and such breach shall not have been cured during any applicable notice, cure, grace or similar period; (d) except to the extent otherwise expressly permitted hereunder, the loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent (i) said levy, seizure or attachment does not secure indebtedness in excess of $100,000 and such levy, seizure or attachment has not been removed or otherwise released within 10 business days of the creation or the assertion thereof or (ii) (I) with respect to any loss, theft, destruction or damage to or of any of the Collateral (collectively, a “Loss”) in an aggregate amount equal to $1,000,000 or more on a combined basis for all Collateral, you shall have received within ninety (90) days of the occurrence of such Loss insurance proceeds in an amount not less than ninety percent (90%) of the fair market value of the Collateral subject to such Loss and (II) with respect to any Loss in an aggregate amount less than $1,000,000 on a combined basis for all Collateral, you shall have repaired, replaced or otherwise restored the Collateral subject to such Loss within ninety (90) days of the occurrence of such Loss; (e) any of us shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, or suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property (provided, however, that as to the Subsidiaries and only in connection with any cessation of operations, dissolution, termination of our business existence or liquidation that, in each case, is not related to any bankruptcy or similar proceeding, in regard to such Subsidiary, any such cessation of operations, dissolution, termination of our business existence or liquidation shall neither be nor constitute an Event of Default hereunder if such Subsidiary shall transfer all of its assets and liabilities either to the Company or to another Subsidiary that is a party to this Master Security Agreement, the Stock Pledge Agreement and the Subsidiary Guaranty; provided further that, notwithstanding the foregoing, a Core Company shall not be permitted to transfer any of its assets to a Non-Core Company without the consent of the Purchaser); (f) any proceedings under any bankruptcy or insolvency law shall be commenced by or against any of us and if commenced against us shall not be dismissed within 60 days; (g) any of us shall repudiate or purport to revoke any of our obligations under any Document made by any of us in favor of you after expiration of applicable cure, notice, grace or similar period; or (h) if any Core Company shall at any time transfer in any manner whatsoever, including by way of merger, consolidation or otherwise, any of its assets to a Non-Core Company. For purposes of this Section 5, the following terms shall have the following meanings: (1) “Core Company” shall mean any one or more of the following companies: Numerex Corp. (a Pennsylvania corporation), CellemetryXG Customer Services, LLC (a Georgia limited liability company), Numerex Solutions, LLC (a Delaware limited liability company), Cellemetry LLC (a Delaware limited liability company), Numerex Investment Corp. (a Delaware corporation), Mobileguardian LLC (a Delaware limited liability company), Uplink Security, Inc. (a Georgia corporation), and Airdesk LLC (a Georgia limited liability company); and (2) “Non-Core Company” shall mean any one or more of the following companies: Digilog Inc. (a Pennsylvania corporation), DCX Systems Inc. (a Pennsylvania corporation), Broadband Networks, Inc. (a Delaware corporation), and BNI Solutions LLC (a Delaware limited liability company). You hereby acknowledge that you will not unreasonably withhold your consent to any non-bankruptcy internal corporate reorganization or restructuring (a) by and among Core Company on the one hand and another Core Company on the other hand and (b) by and among a Non-Core Company on the one hand and another Non-Core Company on the other hand.
     6. Upon the occurrence of any Event of Default and for so long as such Event of Default is continuing, you may declare all Obligations immediately due and payable and you shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and for so long as such Event of Default is continuing, you will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as you may desire. Upon your request (following the occurrence of an Event of Default for so long as such Event of Default is continuing), we shall assemble the Collateral and make it available to you at a place designated by you. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to us either at our address shown herein or at any other address for such notice as we may provide you from time to time in writing pursuant to Section 11 hereof. Any proceeds of any disposition of any of the Collateral shall be applied by you in the following order to the extent of any such proceeds: first, to the payment of all reasonable expenses in connection with the sale of the Collateral, including reasonable attorneys’ fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, second, toward the payment of the Obligations in such order of application as you may elect subject to the terms of the Documents, and third, to us or as otherwise required by the Uniform Commercial Code or as a court of competent jurisdiction may direct.
     7. If we default in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, you may, at your option without waiving your right to enforce this Agreement according to its terms, at any time after five (5) days’ written notice to Numerex Corp., as our agent (provided that no such notice shall be required in the event prompt action is necessary to preserve or protect the Collateral), perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the reasonable out-of-pocket cost and expense thereof (including reasonable attorneys’ fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest interest rate under the Documents.

     8. a. Notwithstanding anything to the contrary contained in this Master Security Agreement, any other Related Agreement or the Securities Purchase Agreement, and subject to the following provisions of this Section 8.a, any Non-Core Company may sell all or any part of its assets with the prior written consent of Laurus. So long as such Non-Core Company agrees to use all of such net sales proceeds received by it in connection with such sale to pay down the Obligations, then Laurus shall not, and shall not have the right to, unreasonably withhold, delay or condition its consent. In the event that a Non-Core Company that seeks to sell all or any part of its assets has delivered written request to Laurus seeking Laurus’ consent (and such notice contains a covenant that all of such net sales proceeds received by such Non-Core Company in connection with such sale shall be applied as described in the immediately preceding sentence of this Section 8.a), and Laurus has failed to respond to such written request within five (5) business days after receipt thereof, then Laurus’ consent shall be deemed to have been given. Such Non-Core Company shall deliver to Laurus the net sales proceeds received by such Non-Core Company in connection with such sale no later than three (3) business days after receipt thereof.
     b. Notwithstanding anything to the contrary contained in this Master Security Agreement, any other Related Agreement or the Securities Purchase Agreement, and subject to the following provisions of this Section 8.b, any Core Company may sell all or any part of its assets with the prior written consent of Laurus. So long as (a) such Core Company agrees to use all of such net sales proceeds received by it in connection with such sale to pay down the Obligations and (b) the net sales proceeds to be received by such Core Company in connection with such sale are sufficient to satisfy the Obligations in full, then Laurus shall not, and shall not have the right to, unreasonably withhold, delay or condition its consent. In the event that a Core Company that seeks to sell all or any part of its assets has delivered written request to Laurus seeking Laurus’ consent (and such notice contains a representation that the net sales proceeds to be received by such Core Company in connection with such sale are sufficient to satisfy the Obligations in full, and a covenant that all of such net sales proceeds shall be applied as described in the immediately preceding sentence of this Section 8.b), and Laurus has failed to respond to such written request within five (5) business days after receipt thereof, then Laurus’ consent shall be deemed to have been given and payments must still be made in such case. Such Core Company shall deliver to Laurus the net sales proceeds received by such Core Company in connection with such sale no later than three (3) business days after receipt thereof.
     9. We appoint you, any of your officers, employees or any other person or entity whom you may designate as our attorney, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to file financing statements against us covering the Collateral; to sign our name on public records only if and to the extent necessary to evidence, perfect and/or preserve the security interest created pursuant to this Agreement; and to take all such other reasonable actions that are necessary to carry out this Agreement. We hereby ratify and approve all acts of the attorney and neither you nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct. This power being coupled with an interest, is irrevocable so long as any Obligations remains unpaid.

     10. No delay or failure on your part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by you and then only to the extent therein set forth, and no waiver by you of any default shall operate as a waiver of any other default or of the same default on a future occasion. You shall have the right to enforce any one or more of the remedies available to you, successively, alternately or concurrently. We agree to join with you in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to you and in executing such other documents or instruments as may be reasonably required or deemed necessary by you for purposes of effecting or continuing your security interest in the Collateral.
     11. This Agreement cannot be changed or terminated orally, and shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in any state or federal court sitting in the Borough of Manhattan, City of New York; provided that nothing contained in this Agreement shall be deemed to preclude you from bringing suit or taking other legal action in any other court of competent jurisdiction and nothing shall be deemed to preclude us from asserting any defenses or counterclaims in any such actions. You, we and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. You, we and the individuals executing this Agreement further consent that any summons, subpoena or other process or papers (including, without limitation, any notice or motion or other application to either of the aforementioned courts or a judge thereof) or any notice in connection with any proceedings hereunder, may be served by registered or certified mail, return receipt requested, or by personal service provided a reasonable time for appearance is permitted, or in such other manner as may be permissible under the rules of said courts. You, we and the individuals executing this Agreement waive any objection to jurisdiction and venue of any action instituted hereon in the Supreme Court for the State of New York, County of New York or the United States District Court for the Southern District of New York and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens in any action brought in either such court.
     12. All notices from you to us shall be sufficiently given if mailed or delivered to us at our address set forth below unless you shall have received from us in writing another address for notices. Copies of all notices to us shall also be sent to: Legal Counsel, Numerex Corp., 1600 Parkwood Circle SE, Suite 500, Atlanta, Georgia 30339, facsimile: (770) 693-5951, and Richard Baltz, Esq., Arnold & Porter LLP, 555 12th Street, N.W., Washington, D.C. 20004, facsimile: (202) 942-5999.

[SIGNATURE LINES ON FOLLOWING PAGE]

[SIGNATURE PAGE NO. 1 TO SECURITY AGREEMENT]

Very truly yours,

NUMEREX CORP.

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
Chairman and CEO

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Pennsylvania
Org. ID#: PA2569500

NUMEREX SOLUTIONS, LLC

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
CEO and Treasurer

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Delaware
Org. ID#: DE3361359

CELLEMETRY LLC

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
CEO and Treasurer

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Delaware
Org. ID#: DE2896495
[SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

[SIGNATURE PAGE NO. 2 TO SECURITY AGREEMENT]

NUMEREX INVESTMENT CORP.

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Delaware
Org. ID#: DE2429448

BROADBAND NETWORKS, INC.

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
Chairman and CEO

Address:	2820 E. College Ave. Suite B
State College, PA 16801-7548

State of Formation: Delaware
Org. ID#: DE2280048

BNI SOLUTIONS LLC

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
Treasurer

Address:	2820 E. College Ave. Suite B
State College, PA 16801-7548

State of Formation: Delaware
Org. ID#: DE3410681
[SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

[SIGNATURE PAGE NO. 3 TO SECURITY AGREEMENT]

DIGILOG INC.

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
CEO and Treasurer

Address:	2360 Maryland Road
Willow Grove, PA 19090

State of Formation: Pennsylvania
Org. ID#: PA2587972

DCX SYSTEMS INC.

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
Chairman and Treasurer

Address:	2360 Maryland Road
Willow Grove, PA 19090

State of Formation: Pennsylvania
Org. ID#: PA2608798
[SIGNATURE LINES CONTINUED ON FOLLOWING PAGE]

[SIGNATURE PAGE NO. 4 TO SECURITY AGREEMENT]

MOBILE GUARDIAN LLC

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
CEO and Treasurer

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Delaware
Org. ID#: DE3597074

UPLINK SECURITY, INC.

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
CEO and Treasurer

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Georgia
Org. ID#: GAK823623

CELLEMETRYXG CUSTOMER SERVICES LLC

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
CEO and Treasurer

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Georgia
Org. ID#: GAK0506174

[SIGNATURE PAGE NO. 5 TO SECURITY AGREEMENT]

AIRDESK LLC

By:	/s/ Stratton J. Nicolaides

Stratton J. Nicolaides
Treasurer

Address:	1600 Parkwood Circle SE, Suite 500
Atlanta, GA 30339

State of Formation: Georgia
Org ID #: GAK0581744

ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin

Its:	Director

SCHEDULE A
COMMERCIAL TORT CLAIMS
None.

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